                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 3, 2002
             ------------------------------------------------------
                Date of Report (date of earliest event reported)


                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     0-16176                        84-1016459
-----------------              ------------                 -------------------
(State or other                (Commission                  (I.R.S. Employer
jurisdiction                   File Number)                 Identification No.)
of incorporation)


               32233 West Eight Mile Road, Livonia, Michigan 48152
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (248) 477-6240
             ------------------------------------------------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. Other Events.

On December 3, 2002, the common stock of McLaren Performance Technologies, Inc. was delisted from The Nasdaq SmallCap Market and is currently quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol "MCLN."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    McLAREN PERFORMANCE TECHNOLOGIES, INC.



Date: December 4, 2002              By: /s/ Chris J. Panzl
                                        ----------------------------------------
                                        Chris J. Panzl, Chief Financial Officer